

Avid Technology Q2 2016 Business Update

August 3, 2016



Introduction

Robert Roose

Director, Corporate Development and Investor Relations

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

Non-GAAP Measures

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Operating Income (loss)
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

Operational Measures

- Bookings, Marketed Bookings, Recurring Revenue Bookings
- Revenue Backlog

These non-GAAP measures are defined in our Form 8-K filed today, and the non-GAAP measures are reconciled with GAAP measures in our press release tables as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company's performance.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, among other things, estimated results of operations for 2016, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, overall market growth rates in the range of approximately 3.0, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, including effects on future financial and operating results; and our liquidity. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q to be filed with the SEC on August 5, 2016. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of August 3, 2016, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.



Business Update

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Q2 2016 Highlights

Met or exceeded guidance for every metric this quarter

- Bookings, Adjusted Free Cash Flow and Non-GAAP Operating Expenses in line with guidance
- Non-GAAP Revenue and Adjusted EBITDA above the guidance range

Updated guidance for full year 2016

- Reaffirmed guidance for Bookings and Adjusted Free Cash Flow
- Improved guidance for Non-GAAP Revenue, Adjusted EBITDA and Non-GAAP Operating Expenses

Strong trends in key growth initiatives

- Enterprise users on the MediaCentral platform up 47% year-over-year
- Paying individual, cloud-enabled subscribers up 3.9x YoY

On track to complete transformation in mid-2017

- Continued progress in transition to a recurring revenue model
- Target for cost efficiency program increased to annualized savings of $76 million, up from $68 million

Comprehensive Global Distribution



+

Category-leading Brands

- Pro Tools
- Media Composer
- iNEWS Interplay
- ISIS

Shared Services Platform



Common User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Common Services
Common Engines
Avid MediaCentral Platform

Add Avid & partner apps
Maximize lifetime value

Tier 1	Tier 2	Tier 3
	$20B addressable	
	$8B addressable	

Up Sell

Cross-Sell

$54B Total Market

Avid Everywhere Platform Working - Progress in All Key Areas

Platform Adoption

38,000+ users

47% growth year over year

Vehicle for future cross-sales and maximizing lifetime value of customer

Subscribers and Digital Sales Surging

Paying subscribers 3.9X *from Q2 2015*

Digital sales up 60% *over Q2'15*

Recurring Revenue Bookings Accelerating

32% of Q2 2016

41% of LTM Q2 2016

(26% in Q2'15 and 31% in LTM Q2'15)

Cost Efficiencies on Track

6% and 5% annual reduction in normalized quarterly GAAP and non-GAAP operating expense respectively

$57 million of annualized savings executed by end of Q2'16

On constant $ basis

Significant New Project and Customer Wins

Tennis Channel

Expanded on our enterprise-wide agreement with Sinclair Broadcast Group to add the Tennis Channel to the agreement and help transform their production workflows using the Avid MediaCentral platform/solutions

Cadena Tres

Leveraged Orad's channel partner and past relationship with Cadena Tres to successfully introduce the Avid platform and solutions, realizing a major contract to build new facilities with an end-to-end Avid workflow

Sky Deutschland

As part of a broader effort across Sky, upgraded Sky Deutschland's production environment with Avid's newest workflows and platform components

21st Century Fox

Expanded on our long relationship with a new multi-year support services and enterprise-wide software agreement for Avid's Artist Suite solutions

Initiatives Driving Growth Across Tiers

Tier 1
Large Media Enterprises

Tier 2
Businesses & Institutions

Tier 3
Individual Creatives

Enterprise Deals
- Strong pipeline
- Large enterprise deals in active discussions
- Increasing interest in cloud-hosted models

Digital
- New customer purchasing experience and marketing initiatives led to resurgence of Digital activity in H1
- LTM Digital bookings up 50%

Subscription
- Strong continued uptake of subscription offerings by paying individual, cloud-enabled subscribers
- Consistent weekly growth observed
- Paying subscribers up 3.9x from Q2'15

Alliances
- Success with initial launches validates strategy
- Early stages of commercialization with a focused group of Alliance partners
- Announced enhanced relationship with Adobe for unprecedented collaboration on MediaCentral platform
- Very high interest from potential partners
- Unified developers portal launched
- Significant bookings growth in Q2'16

New Products
- NEXIS roll-out continues
- Major update to MediaCentral Platform (with Adobe integration)
- Sports and Graphics – new authoring app (4Designer) and telestration tool (Spark)
- Steady stream of feature releases for PT Cloud and other Artist Suite applications

Transformation on Track for Completion by Q2 2017

The end of the transformation is expected to be tied to three events:

Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects	End of amortization of pre-2011 deferred revenue in all material respects
End of 2015	2nd Half of 2016	2nd Quarter of 2017

Target for efficiency program increased from $68M to $76M

Growing adoption of our platform approach enables us to implement a more efficient operating model



Financial Results and Guidance

Ilan Sidi

Interim Chief Financial Officer and Vice President of Human Resources

Q2 2016 At-a-Glance

Q2'16 $ (millions)	Results	Guidance	
		Low	High
Bookings CFX	$106.7	$105.0	$120.0
Bookings AFX	102.2	99.0	115.0
Non-GAAP Revenue	134.4	105.0	120.0
Non-GAAP Operating Expenses	64.6	62.0	65.0
Adjusted EBITDA	29.4	3.0	9.0
Adjusted Free Cash Flow	$(30.2)	$(32.5)	$(27.5)







Non-GAAP results, see Appendix for reconciliation to comparable GAAP results.

Q2 2016 Non-GAAP Operating Results

(in $ millions)

	As Reported				
	Q2 '16	Q2 '15	Q1'16	YoY	Seq
Bookings (CFX)	$106.7	$122.6	$98.1	-13.0%	8.8%
Bookings (AFX)	102.2	117.6	92.5	-13.1%	10.5%
Non-GAAP Revenue	134.4	109.8	143.8	22.4%	-6.6%
Gross Margin	90.2	66.7	102.5	35.3%	-11.9%
	67.1%	60.7%	71.2%		
Operating Expense	64.6	68.6	67.5	-5.8%	-4.3%
Adjusted EBITDA	29.4	1.4	38.5	21x	-23.8%
% Revenue	21.9%	1.3%	26.8%		
Adj. Free Cash Flow	$(30.2)	$(31.2)	$(9.4)	-3.2%	221%

Bookings (CFX) up 8.8%on a sequential basis with growth across tiers, geographies and most product lines

- Bookings increased 2% in the LTM period, although as expected YoY performance impacted by the successful product releases in Q2 2015
- Strong year-over-year pick-up in digital, subscription and overall Tier 3 business
- Opportunity to enhance execution in Storage, Orad and Audio in H2

Q2'16 Revenue: 22.4% year-over-year increase

- Improved conversion of bookings to revenue
- Continued revenue backlog conversion from delivery of Pro Tool features

Gross Margin improvement with material cost of goods flat year-over-year and lower cost of sales from efficiency program

Operating expense improvement as a result of efficiency program

Q2'16 Free Cash Flow usage of $30.2M

- Cash flow inflection expected in 2nd half of 2016

Non-GAAP results, see Appendix for reconciliation to comparable GAAP results.

2016 Efficiency Gains on Track; Increased Target

($ in millions)



Annualized Savings
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$68
$57

Target for annualized efficiency gains increased from $68 million to $76 million

Represents annualized savings off our mid-year 2015 run-rate

Most of $76 million efficiency gains expected to be in run rate by end of 2016

Actions for $57 million of efficiency gains have been taken through June 2016

Savings reflected in both Operating Expenses and Cost of Sales

Efficiency gains made possible by Avid's platform strategy: eliminates the need for standalone processes and redundant workflows

Liquidity and Balance Sheet ($ million)

	Q2'16	Q1'16	Change
Cash	$50.4	$87.8	$(37.4)
Accounts Receivable	44.8	43.7	1.1
DSO (days)	30	28	2
Inventory	53.9	51.7	2.2
Inventory Turns (x)	3.6	3.6	0.0
Total Revenue Backlog	464.7	497.0	(32.3)
Post-2010 Revenue Backlog	456.0	480.4	(24.4)

Sufficient cash to fund investment program and complete business transformation

Cash position expected to increase over second half of the year as Avid generates positive Adjusted Free Cash Flow

Collections remain strong with low DSO

Inventory up quarter over quarter to support the expected ramp of Avid's next-generation storage solution

Approximately $9 million of pre-2011 revenue remains in backlog

Third Quarter 2016 Guidance ($ millions)

	Q3 2015	Q3 2016 Guidance	
		Low	High
Bookings - AFX	$115	$100	$120
Bookings - CFX	121	105	125
Non-GAAP Revenue	**137**	**120**	**135**
Non-GAAP Operating Expenses	68	57	62
Adjusted EBITDA	**25**	**21**	**29**
Adjusted Free Cash Flow	**$(11)**	**$(8)**	**$5**

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.

Updated 2016 Full-Year Guidance

	2015	H1 2016	2016 Full Year Guidance	
			Low	High
Bookings - CFX	$562	$205	$530	$566
Bookings - AFX	538	195	500	536
Non-GAAP Revenue	**506**	**278**	**535**	**565**
Non-GAAP Operating Expenses	272	132	247	260
Adjusted EBITDA	**55**	**68**	**118**	**135**
Adjusted Free Cash Flow	**$(35)**	**($40)**	**$2**	**$12**

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.

H1 to H2 Bridge for Adjusted Free Cash Flow (as reported)


$ Millions
$60
$40
$20
$0
($20)
($40)
($60)
($40)
~$20
~$37
~$30
$42 - $52
H1'16
Seasonality
Cash/Cost Initiatives
Growth Initiatives
H2'16 Guidance Range

Expect Strong Second Half Adjusted Free Cash Flow



Conclusion

Louis Hernandez, Jr.
Chairman, President and Chief Executive Officer

Q2 2016 Highlights

Met or exceeded guidance for every metric this quarter

- Bookings, Adjusted Free Cash Flow and Non-GAAP Operating Expenses in line with guidance
- Non-GAAP Revenue and Adjusted EBITDA above the guidance range

Updated guidance for full year 2016

- Reaffirmed guidance for Bookings and Adjusted Free Cash Flow
- Improved guidance for Non-GAAP Revenue, Adjusted EBITDA and Non-GAAP Operating Expenses

Strong trends in key growth initiatives

- Enterprise users on the MediaCentral platform up 47% year-over-year
- Paying individual, cloud-enabled subscribers up 3.9x YoY

On track to complete transformation in mid-2017

- Continued progress in transition to a recurring revenue model
- Target for cost efficiency program increased to annualized savings of $76 million, up from $68 million



Questions and Answers

Reconciliations of GAAP to Non-GAAP Financial Measures

(unaudited - in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Non-GAAP revenue				
GAAP revenue	$ 134,069	$ 109,767	$ 277,616	$ 229,353
Amortization of acquired deferred revenue	325	-	594	-
Non-GAAP revenue	134,394	109,767	278,210	229,353
Non-GAAP gross profit				
GAAP gross profit	87,800	66,298	187,863	138,392
Amortization of acquired deferred revenue	325	-	594	-
Amortization of intangible assets	1,950	163	3,900	163
Stock-based compensation	152	215	332	469
Non-GAAP gross profit	90,227	66,676	192,689	139,024
Non-GAAP operating expenses				
GAAP operating expenses	68,987	74,493	143,303	145,472
Less Amortization of intangible assets	(782)	(408)	(1,568)	(782)
Less Stock-based compensation	(2,137)	(2,667)	(4,056)	(4,874)
Less Restructuring recoveries (costs), net	213	(539)	(2,564)	(539)
Less Restatement (costs) recoveries	(68)	1,106	(148)	(701)
Less Acquisition, integration and other costs	(279)	(3,333)	(794)	(5,675)
Less Efficiency program costs	(1,286)	-	(2,001)	-
Non-GAAP operating expenses	64,648	68,652	132,172	132,901
Non-GAAP operating income				
GAAP operating income (loss)	18,813	(8,195)	44,560	(7,080)
Amortization of acquired deferred revenue	325	-	594	-
Amortization of intangible assets	2,732	571	5,468	945
Stock-based compensation	2,289	2,882	4,388	5,343
Restructuring (recoveries) costs, net	(213)	539	2,564	539
Restatement costs (recoveries)	68	(1,106)	148	701
Acquisition, integration and other costs	279	3,333	794	5,675
Efficiency program costs	1,286	-	2,001	-
Non-GAAP operating income (loss)	25,579	(1,976)	60,517	6,123
Adjusted EBITDA				
Non-GAAP operating income (loss) (from above)	25,579	(1,976)	60,517	6,123
Depreciation and amortization	3,811	3,411	7,422	7,088
Adjusted EBITDA	29,390	1,435	67,939	13,211
Adjusted free cash flow				
GAAP net cash used in operating activities	(33,806)	(30,844)	(45,016)	(26,214)
Capital expenditures	(2,803)	(3,802)	(7,321)	(6,742)
Restructuring payments	3,952	308	7,485	736
Restatement payments	-	1,507	-	3,624
Acquisition, integration and other payments	848	1,590	1,621	1,590
Efficiency program payments	1,602	-	3,583	-
Adjusted free cash flow	$ (30,207)	$ (31,241)	$ (39,648)	$ (27,006)

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.